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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated June 24, 1997 included in Exide Corporation and subsidiaries' Form 10-K for the fiscal year ended March 31, 1997 and to all references to our Firm included in this registration statement.

                                                 ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
October 24, 1997